EXECUTION COPY

MORTGAGE LOAN PURCHASE AGREEMENT

among

MOREQUITY, INC.,

as a Seller,

AMERICAN GENERAL FINANCIAL SERVICES OF ARKANSAS, INC.,

as a Seller,

AMERICAN GENERAL HOME EQUITY, INC.,

as a Seller,

AMERICAN GENERAL FINANCE CORPORATION,

as Guarantor pursuant to Section 6.03

and

THIRD STREET FUNDING LLC,

as Purchaser

Dated July 30, 2009

Fixed Rate Mortgage Loans

TABLE OF CONTENTS

Page

SECTION 1.  Definitions.

  1

Section 1.01.  Definitions.

  1

SECTION 2.  Purchase and Conveyance.

  3

SECTION 3.  Mortgage Loan Schedule.

  3

SECTION 4.  Purchase Price.

  3

SECTION 5.  Examination of Mortgage Files.

  3

SECTION 6.  Representations, Warranties and Covenants; Remedies for Breach.

  4

Section 6.01.  Representations and Warranties Regarding Individual Mortgage Loans.

  4

Section 6.02.  Seller Representations.

10

Section 6.03.  Remedies for Breach of Representations and Warranties.

12

SECTION 7.  Costs.

13

SECTION 8.  Notices.

13

SECTION 9.  Severability Clause.

14

SECTION 10.  No Partnership.

14

SECTION 11.  Counterparts.

15

SECTION 12.  Governing Law.

15

SECTION 13.  Intention of the Parties.

15

SECTION 14.  Waivers.

15

SECTION 15.  Exhibits.

16

SECTION 16.  General Interpretive Principles.

16

SECTION 17.  Reproduction of Documents.

16

SECTION 18.  Amendment.

16

SECTION 19.  Confidentiality.

17

SECTION 20.  Entire Agreement.

17

-i-

SECTION 21.  Further Agreements.

17

SECTION 22.  Trustee Assignee.

17

EXHIBITS

EXHIBIT 1

MORTGAGE LOAN SCHEDULE

EXHIBIT 2

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 3

MORTGAGE LOAN DOCUMENTS

EXHIBIT 4

UNDERWRITING GUIDELINES

EXHIBIT 5

BROKERS PRICE OPINIONS

-ii-

MORTGAGE LOAN PURCHASE AGREEMENT

THIS MORTGAGE LOAN PURCHASE AGREEMENT (the “Agreement”), dated July 30, 2009, is hereby executed by and among Third Street Funding LLC, a Delaware limited liability company, as purchaser (the “Purchaser”), MorEquity, Inc., a Nevada corporation, American General Financial Services of Arkansas, Inc., a Delaware corporation, and American General Home Equity, Inc., a Delaware corporation, each in its respective capacity as a seller (each, a “Seller,” and collectively, the “Sellers”), and American General Finance Corporation, an Indiana corporation (the “Guarantor”).

W I T N E S S E T H

WHEREAS, each Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from each Seller, certain conventional, fixed rate, residential, first-lien mortgage loans (the “Mortgage Loans”), as described herein, and which shall be delivered as whole loans as provided herein;

WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule which is annexed hereto as Exhibit 1;

WHEREAS, the Purchaser and the Sellers wish to prescribe the manner of the sale and transfer of the Mortgage Loans; and

WHEREAS, pursuant to the terms of a Pooling and Servicing Agreement, dated July 30, 2009 (the “Pooling and Servicing Agreement”), among the Purchaser, as depositor, MorEquity, Inc., as interim subservicer, PennyMac Loan Services, LLC, as servicer, Select Portfolio Servicing, Inc., as back-up servicer, Wells Fargo Bank, N.A., as master servicer and as securities administrator, The Bank of New York Mellon Trust Company, N.A., as custodian, and U.S. Bank National Association, as trustee (the “Trustee”), the Purchaser will convey the Mortgage Loans to American General Mortgage Loan Trust 2009-1 (the “Trust”).

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Sellers and the Guarantor agree as follows:

SECTION 1.

DEFINITIONS.

Section 1.01.

Definitions.

For purposes of this Agreement, the following capitalized terms shall have the respective meanings set forth below.  Terms used without definition herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

Agreement:  This Mortgage Loan Purchase Agreement including all exhibits, schedules, amendments and supplements hereto.

ALTA:  The American Land Title Association or any successor in interest thereto.

Closing Date:  July 30, 2009.

Covered Home Loan:  A Mortgage Loan categorized as Covered pursuant to Appendix E of the Standard & Poor’s Glossary.

Credit Score:  The credit score for each Mortgage Loan shall be a credit bureau score obtained at origination or such other time by the applicable Seller.

Cut-off Date:  The close of business on June 30, 2009.

Deleted Mortgage Loan:  A Mortgage Loan replaced or to be replaced with an Eligible Substitute Mortgage Loan in accordance with this Agreement.

High Cost Loan:  A Mortgage Loan classified as (a) a “high cost” loan under the Home Ownership and Equity Protection Act of 1994 (b) a “high cost home,” “threshold,” “covered,” “high risk home” or “predatory” or similar loan under any other applicable state, federal or local law (or a similarly classified loan using different terminology under a law, regulation or ordinance imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees), or (c) a Mortgage Loan categorized as a Covered Home Loan.

Mortgage File:  The items listed in Exhibit 2 hereto and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loan:  Each mortgage loan identified on the Mortgage Loan Schedule, including, without limitation, the Mortgage File, the Monthly Payments, Principal Prepayments, Liquidation Proceeds, REO Proceeds, Insurance Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such mortgage loan.

Mortgage Loan Documents:  With respect to any Mortgage Loan, the documents listed in Exhibit 3 hereto.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Opinion of Counsel:  A written opinion of counsel, who may be an employee of a Seller, reasonably acceptable to the Purchaser.

Primary Mortgage Insurance Policy or PMI Policy:  A policy of primary mortgage guaranty insurance issued by an insurer.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Sellers pursuant to this Agreement in exchange for the Mortgage Loans as set forth in Section 4 hereto.

Reimbursement Amount: As defined in Section 6.03.

Standard & Poor’s Glossary:  The Standard & Poor’s LEVELS® Glossary, as may be in effect from time to time.

Underwriting Guidelines:  The underwriting guidelines applicable to the Mortgage Loans attached as Exhibit 4 hereto.

SECTION 2.

PURCHASE AND CONVEYANCE.

Each Seller, in exchange for the receipt of its portion of the Purchase Price from the Purchaser on the Closing Date, hereby sells, transfers, assigns, sets over and conveys to the Purchaser, without recourse, but subject to the terms of this Agreement, all of its rights, title and interest in and to the Mortgage Loans sold by it on the Closing Date, together with the related Mortgage Files and all rights and obligations arising under the documents contained therein.

With respect to each Mortgage Loan purchased, the Purchaser shall own and be entitled to receive:  (a) each Mortgage Loan identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement, including the related Cut-off Date Principal Balance, all interest accruing thereon after the Cut-off Date and all collections in respect of interest and principal due after the Cut-off Date, (b) property which secured each such Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure; and (c) such Seller’s interest in any insurance policies in respect of the Mortgage Loans.

SECTION 3.

MORTGAGE LOAN SCHEDULE.

The Sellers shall deliver the Mortgage Loan Schedule to the Purchaser on the Closing Date.

SECTION 4.

PURCHASE PRICE.

The aggregate Purchase Price for the Mortgage Loans shall be as follows:

Seller	Immediately Available Funds	Intercompany Note
MorEquity, Inc.	$933,608,895.87	$174,853,674.29
American General Home Equity, Inc.	6,032,278.84	1,129,773.00
American General Financial Services of Arkansas, Inc.	27,569,155.70	5,163,370.01
Total:	$967,210,330.41	$181,146,817.30

Subject to the conditions set forth herein, the Purchaser shall pay the Purchase Price to the Sellers by 4:00 p.m. Eastern Time on the Closing Date.  The portion of the Purchase Price payable in immediately available funds shall be made by wire transfer of immediately available funds to the account or accounts designated by each Seller.

SECTION 5.

EXAMINATION OF MORTGAGE FILES.

In addition to any rights granted to the Purchaser hereunder to underwrite the Mortgage Loans and review the Mortgage Loan Documents prior to the Closing Date, the Sellers shall, prior to the Closing Date, make the Mortgage Files available to the Purchaser for examination and the Purchaser shall have the right to conduct property inspections, and obtain appraisal recertifications, drive-by appraisals, or brokers price opinions.  Such underwriting by the

Purchaser or its designee shall not impair or diminish the rights of the Purchaser or any of its successors under this Agreement with respect to a breach of the representations and warranties contained in this Agreement.  The fact that the Purchaser or its designee has conducted or has failed to conduct any partial or complete examination of the Mortgage Files shall not affect the Purchaser’s or any of its successors’ rights to demand repurchase or other relief or remedy provided for in this Agreement.

Upon discovery or receipt of notice of any materially defective document in, or that a document is missing from, a Mortgage File, the related Seller shall have 120 days to cure such defect or deliver such missing document to the Purchaser (or its designee or assignee).  If a Seller does not cure such defect or deliver such missing document within such time period, such Seller shall either repurchase or substitute for such Mortgage Loan in accordance with Section 6.03 if such defect or missing document prevents or materially delays the Trust from (a) realizing against the related Mortgaged Property through foreclosure or similar loss mitigation activity or (b) processing any title claim under the related title insurance policy (unless such Seller provides appropriate recourse pursuant to the representation and warranty relating to good title set forth in Section 6.01(b)).

SECTION 6.

REPRESENTATIONS, WARRANTIES AND COVENANTS; REMEDIES FOR BREACH.

Section 6.01.

Representations and Warranties Regarding Individual Mortgage Loans.

Each Seller hereby represents and warrants, severally and not jointly, to the Purchaser as of the date hereof and on the Closing Date with respect to each Mortgage Loan sold by it and listed on the Mortgage Loan Schedule:

(a)

The information and descriptions concerning the Mortgage Loans contained in Exhibit 1 are complete, true and correct in all material respects as of the date or dates respecting which such information is given.

(b)

Seller is the sole and lawful owner of each Mortgage Loan and the servicing rights related thereto, and has good and marketable title to the Mortgage Loans and the servicing rights, free and clear of all pledges, encumbrances, security interests and liens having priority over the lien of the Mortgage except for (A) rights arising under this Agreement, (B) liens for real estate taxes and special assessments not yet due and payable, (C) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of the Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the Mortgage Loan and (D) other matters to which like properties are commonly subject which do not, individually or in the aggregate, materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property; and has the full right and authority to assign and transfer each Mortgage Loan, including the servicing rights.

(c)

The Mortgage Note (and any applicable lost note affidavit) and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof; each is free from all claims, defenses, rights of rescission, any discount, allowance, set-off, counterclaim, bankruptcy or other defenses or contingent liability which could adversely affect the collectability of any Mortgage Loan; and is enforceable in all respects in accordance with its terms except as enforceability may be limited by (i) bankruptcy, insolvency, liquidation, receivership, moratorium or other similar laws affecting the enforcement of the rights of creditors and (ii) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.  The Mortgage is a valid, subsisting and enforceable first lien and first priority security interest on the Mortgaged Property, subject to (h)(1) and (2) below.  The Mortgage Notes, Mortgages, Mortgage Files, all magnetic or computer tapes, all exhibits and schedules delivered by Seller to Purchaser in connection with the transactions contemplated herein accurately and fairly reflect in all material respects the facts stated therein, including, without limitation, the outstanding principal balances or other charges or payment due under the Mortgage Loans.

(d)

Any and all requirements of any applicable federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, predatory and abusive lending laws, equal credit opportunity, fair housing and disclosure laws or unfair and deceptive practices laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loan including, without limitation, any provisions relating to prepayment penalties, have been complied with in all material respects and the consummation of the transactions contemplated hereby will not involve the violation of any such laws or regulations in any material respect.  Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws.

(e)

Except as indicated in the related Mortgage File or in connection with a deferment of a Monthly Payment, there is no material agreement or arrangement as to any Mortgage Loans with any Mortgagor regarding any variation of monthly payments, of the finance charges, schedules of payment, or other charges due under any Mortgage Loan, and no Mortgagor has been released from liability or obligations under any Mortgage Loan, in whole or in part, and no Mortgaged Property has been released from any Mortgage Loan; none of the terms of any of the Mortgage Loans have been otherwise impaired, amended, altered or modified in any way, except as reflected by a writing signed by the Mortgagor in the Mortgage File (other than any payment deferrals) and not inconsistent with Sellers’ representations and warranties contained in this Section 6.01 and is reflected in Exhibit 1.

(f)

No Mortgage Loan has been satisfied, cancelled, subordinated or rescinded in whole or in part.

(g)

The proceeds of each Mortgage Loan have been fully disbursed to or for the account of the related Mortgagor, and there is no requirement for future advances thereunder.

(h)

Each Mortgage Loan is secured by a first lien in the Mortgaged Property free and clear of all prior encumbrances, evidenced by a Mortgage which has been duly executed by the Mortgagor and properly acknowledged and filed or recorded in the appropriate office for public recordation, subject to Section 2.01 of the Pooling and Servicing Agreement, or otherwise perfected in accordance with applicable law and, to the best of Seller’s knowledge, all applicable fees relating thereto have been paid, and said lien is subject only to (1) the following: (a) the liens of current real property taxes and assessments, not yet due and payable, (b) covenants, conditions, restrictions, rights-of-way, easements and such exceptions appearing of record as of the date of recording of the Mortgage and being acceptable to mortgage lending institutions generally or (c) other matters to which like properties are commonly subject which do not individually or in the aggregate materially interfere with the benefits of the security intended to be provided by the Mortgage, and (2) other exceptions that are customarily acceptable to lending institutions generally and do not affect the value or marketability of the Mortgaged Property or otherwise materially impair the Mortgage Loan.

(i)

No instruments other than those to be delivered pursuant hereto are required in order to evidence the indebtedness, or any modification thereof, represented by the Mortgage Loans or the first lien of Seller or to transfer and assign the first lien to Purchaser.

(j)

The servicing and collection procedures of MorEquity, Inc. used with respect to each Mortgage Loan have been in all material respects legal, proper, prudent and customary in the mortgage servicing business and with respect to escrow deposits, there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  All related escrow accounts are being maintained in accordance with applicable federal and state laws and in accordance with any and all servicing agreements applicable thereto and the terms of the Mortgages related thereto.

(k)

The Mortgaged Property, and all buildings upon any Mortgaged Property, are insured by an insurer generally acceptable in the industry against loss by fire, theft, vandalism and hazards as are customary in the area in which the Mortgaged Property is located, in an amount which is at least equal to the outstanding principal balance of the related Mortgage Loan.  All insurance policies contain a standard mortgagee clause naming the Seller, its successors and assigns as mortgagee, and a provision for notice to mortgagee in the event of cancellation of the policy.  Each Mortgage obligates the Mortgagor thereunder to maintain all such insurance at Mortgagor’s cost and expense and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor.  If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect.

(l)

All hazard insurance premiums which are due as of the date of the Cut-off Date have been paid.

(m)

The appraisal contained in each Mortgage File was made and signed, prior to the approval of the Mortgage Loan application, by a duly licensed or certified appraiser who had experience in appraising property similar to the related Mortgaged Property.

(n)

Other than with respect to any balloon loans, the related Mortgage Note is payable in monthly installments so as to result in complete amortization of the Mortgage Loan over the stated term.

(o)

To the best of Seller’s knowledge, all of the improvements which were included for the purpose of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage Loan lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties materially encroach upon such Mortgaged Property, except those which are insured against by the title insurance policy referred to in Section 6.01(s) below.

(p)

The Mortgaged Property consists of parcels of real property with residences thereon which, when the Mortgage Loan was originated, were one-to-four family residences.

(q)

There is no proceeding pending or, to the best of the Seller’s knowledge, threatened for the total or partial condemnation of the related Mortgaged Property and  the Mortgaged Property is in good repair and free and clear of any damage or waste that would affect materially and adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the Mortgaged Property was intended, unless specified in the related Brokers Price Opinion collected in connection with due diligence and set forth on Exhibit 5 hereto.

(r)

As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

(s)

Each Mortgage Loan is insured by either (1) an ALTA Mortgage Title Insurance Policy, valid and binding in the jurisdiction where the related Mortgaged Property is located, insuring the Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan, and subject only to (a) the lien of current real property taxes and assessments not yet due and payable, and (b) covenants, conditions and restrictions, rights-of-way, easements and such exceptions appearing of record as of the date of recording of the Mortgage and being acceptable to mortgage lending institutions generally; or (2) in the case of any Mortgage Loan secured by a Mortgaged Property located in a jurisdiction where such policies are generally not available, an opinion of counsel of the type customarily rendered in such jurisdiction in lieu of title insurance.

(t)

Other than with respect to the Mortgage Loans that are greater than 30 days Delinquent, there is no default, breach, violation or event of acceleration existing under the related Mortgage Note or Mortgage, and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration that the related Mortgagor did not cure.  None of the Mortgage Loans is in foreclosure and foreclosure is not imminent with respect to any Mortgage Loan.

(u)

No Monthly Payment was made by the Seller during the twelve (12) month period prior to the Closing Date.

(v)

Except for expenditures made in the ordinary course of business to protect Seller's rights in the Mortgage Loans or the Mortgaged Property, which shall have been disclosed in writing to Purchaser prior to Closing Date, including without limitation force-placed insurance premiums and amounts capitalized in connection with modifications, no amounts have been added to the indebtedness.

(w)

No Mortgage Loan is a “high cost” loan as defined under any federal, state or local law applicable to such Mortgage Loan at the time of its origination.  No Mortgage Loan is a High Cost Loan or Covered Home Loan (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E).  There is no Mortgage Loan that was originated on or after October 1, 2002 and on or prior to March 7, 2003, which is secured by property located in the State of Georgia.

(x)

Each Mortgage Loan that was originated or acquired by Seller after October 26, 2001 complies with the applicable requirements of the USA Patriot Act in all material respects.

(y)

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and except in connection with a trustee’s sale after default by a Mortgagor, no fees or expenses are payable by the Seller to the trustee under any Mortgage that constitutes a deed of trust.

(z)

No Mortgage Loan is a graduated payment mortgage loan and no Mortgage Loan has a shared appreciation or other contingent interest feature, nor does any Mortgage Loan contain any “buydown” provision which is currently in effect.

(aa)

Each Mortgage Loan was underwritten in accordance with the Underwriting Guidelines of the Seller in effect at the time of acquisition, subject to reasonable exceptions thereto.

(bb)

Each Mortgage Loan is a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code.

(cc)

No fraud has taken place with respect to any Mortgage Loan on the part of the Seller, or to the Seller’s knowledge, the Mortgagor, any third party originator of any

Mortgage Loan, any appraiser, any builder or developer, any party involved in the application of any insurance to the Mortgage Loan or any other party involved in the origination of the Mortgage Loan.

(dd)

Each primary mortgage insurance policy to which any Mortgage Loan is subject is in full force and effect and all premiums due thereunder have been paid.

(ee)

There is no delinquent tax or assessment lien against any Mortgaged Property.

(ff)

Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder adequate to realize the benefits of the security against the Mortgaged Property, including (i) in the case of a Mortgage that is a deed of trust, by trustee’s sale, (ii) by summary foreclosure, if available under applicable law, and (iii) otherwise by foreclosure, and there is no homestead or other exemption available to the Mortgagor that would interfere with such right to sell at a trustee’s sale or right to foreclosure, subject in each case to applicable federal and state laws and judicial precedents with respect to bankruptcy and right of redemption.

(gg)

With respect to each Mortgage Loan, either (i) the Mortgage Loan is assumable pursuant to the terms of the Mortgage Note, or (ii) the Mortgage Loan contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder.

(hh)

If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor’s consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee’s default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in rent other than pre-established increases set forth in the lease; (4) the original term of such lease is not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

(ii)

None of the Mortgage Loans are subject to the Home Ownership and Equity Protection Act of 1994.

(jj)

Each Mortgage Loan had a loan to value ratio of 100% or less as of origination.

(kk)

To the best of Seller’s knowledge, the Mortgaged Property is in compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor, to the best of the Seller’s knowledge, the related Mortgagor, has received any notice of any violation or potential violation of such law.

(ll)

The Seller has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its Mortgagor credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

(mm)

No Mortgage Loan was 60 or more days Delinquent as of the Cut-off Date and no Mortgage Loan was 60 or more days Delinquent as of the last day of any of the 12 months preceding the Closing Date, in each case other than as set forth on the Mortgage Loan Schedule.

(nn)

No Mortgage Loan is subject to the Supervisory Agreement, dated June 7, 2007, by and among AIG Federal Savings Bank, Wilmington Finance, Inc., American General Finance, Inc. and the Office of Thrift Supervision.

(oo)

Each Prepayment Charge with respect to any Mortgage Loan has customary terms and is permissible and enforceable in accordance with its terms under applicable law.

Section 6.02.

Seller Representations.

Each Seller hereby represents and warrants severally, and not jointly, to the Purchaser as of the date hereof and on the Closing Date as follows:

(a)

Seller is a corporation organized, validly existing and in good standing under the laws of the state of its incorporation and is duly licensed or qualified to conduct its business as currently conducted in all jurisdictions where a Mortgaged Property is located except where the failure to be so licensed or qualified would not have a material adverse effect on its business or operations;

(b)

Seller has full power and authority to execute, deliver and perform this Agreement, and to enter into and consummate all transactions contemplated herein, including authority to sell, transfer and repurchase the Mortgage Loans.  All necessary corporate, regulatory, or other similar action has been taken to authorize and empower Seller and the officers or representatives acting on Seller’s behalf to execute, deliver and perform this Agreement;

(c)

The execution and delivery of this Agreement by Seller and the performance of or compliance with the terms and conditions hereof by Seller will not result in a material breach of any term or provision of its charter or by laws or result in the material breach of any term or provision of, or conflict with or constitute a material default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which it is a party or its property is subject, or result in the violation in any material respect of any law, rule, regulation, order, judgment or decree to which it or its property is subject as any such law, rule, regulation, order, judgment or decree exists on the Closing Date;

(d)

The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(e)

Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of Seller enforceable against Seller according to its terms and conditions set forth herein, except as such enforcement may be limited by bankruptcy, reorganization, insolvency, receivership, moratorium or other laws relating to the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(f)

Seller has retained no broker or finder in connection with this transaction or the transactions contemplated hereby except for Morgan Stanley & Co. Incorporated who is acting as Seller’s financial advisor, and Seller shall be solely responsible for any fees and expenses owed or payable to Morgan Stanley & Co. Incorporated with respect to the transactions contemplated hereby;

(g)

MorEquity, Inc. and American General Financial Services of Arkansas, Inc. are members of MERS in good standing;

(h)

No consent, approval, authorization or order of any court or government body is required for the execution, delivery and performance by Seller of or compliance by Seller with this Agreement, the sale of the Mortgage Loans to the Purchaser or the consummation of the transactions contemplated by this Agreement or if required, such consent, authorization, order or approval shall have been obtained prior to the Closing Date; and

(i)

There are no actions or proceedings against, or investigations of, Seller before any court, administrative agency or other tribunal (A) that prohibit it from entering into this Agreement, (B) that are reasonably likely to prohibit or materially and adversely affect the performance by Seller of its obligations under, or the validity or enforceability of, this Agreement or (C) that are reasonably likely to have a material adverse effect on the financial condition of Seller.  The Seller is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

Section 6.03.

Remedies for Breach of Representations and Warranties.

It is understood and agreed that the representations and warranties set forth in Sections 6.01 and 6.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment (except with respect to each MERS Mortgage Loan) or the examination or lack of examination of any Mortgage File.  Upon discovery by a Seller or the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser therein (or which materially and adversely affects the interest of the Purchaser in or the value of the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the other parties to this Agreement.

Within ninety (90) days of the earlier of either discovery by or notice to a Seller of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the interest of the Purchaser therein, such Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, such Seller shall repurchase such Mortgage Loan or Mortgage Loans in accordance with the provisions of Section 2.03 of the Pooling and Servicing Agreement.  However, a Seller may, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place an Eligible Substitute Mortgage Loan or Loans; provided, however, that any such substitution shall be effected within two (2) years of the Closing Date and shall be subject the conditions in Section 2.03 of the Pooling and Servicing Agreement.  If the Seller has no Eligible Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan.

Upon discovery by or notice to a Seller that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the applicable Seller shall repurchase or, subject to the limitations set forth in Section 2.03 of the Pooling and Servicing Agreement, such Seller may substitute one or more Eligible Substitute Mortgage Loans for the affected Mortgage Loan within 90 days of the earlier of discovery or receipt of such notice with respect to such affected Mortgage Loan.  Any repurchase or substitution of a Mortgage Loan pursuant to the foregoing sentence shall occur in accordance with the provisions of Section 2.03 of the Pooling and Servicing Agreement

In addition to such cure, repurchase and substitution obligations, each Seller shall indemnify the Purchaser and its assigns and hold it harmless against any out-of-pocket losses, penalties, fines, forfeitures, reasonable and necessary legal fees (including, without limitation, legal fees incurred in connection with the enforcement of such Seller’s indemnification obligation under this Section 6.03) and related costs, judgments, and other costs and expenses resulting from any claim, demand, defense or assertion arising from or relating to, a breach of such Seller’s representations and warranties contained in this Agreement.  Without limiting the generality of the foregoing, if a breach of the representation set forth in Sections 6.01(d) or (w) occurs as a result of a violation of the applicable predatory or abusive lending law, the applicable Seller shall reimburse the Purchaser for all costs and damages incurred by the Purchaser and its assigns as a result of the violation of such law (such amount, the “Reimbursement Amount”).

Further, each Seller hereby covenants to forward promptly to the Servicer a copy of each legal notice it receives with respect to any Mortgage Loan.

It is understood and agreed that the obligations of the Sellers set forth in this Section 6.03 to cure, repurchase or substitute for a defective Mortgage Loan and/or to indemnify the Purchaser and its assigns constitute the sole remedies of the Purchaser respecting a breach of the representations and warranties set forth in Sections 6.01 and 6.02.  In addition, if a Seller fails to cure any materially defective or missing document in a Mortgage File within the time period set forth in Section 5, the Seller shall either repurchase or substitute for such Mortgage Loan as set forth above.

Notwithstanding the immediately preceding paragraph, to the extent a Seller fails to repurchase a deficient Mortgage Loan or substitute for a Deleted Mortgage Loan as required by this Section 6.03, the Guarantor shall repurchase such deficient Mortgage Loan or substitute a Eligible Substitute Mortgage Loan for such Deleted Mortgage Loan pursuant to the same terms and conditions set forth in this Section 6.03.

SECTION 7.

COSTS.

The Sellers shall pay any commissions due its salesmen and financial advisors and the legal fees and expenses of its attorneys.  All other costs and expenses incurred in connection with the sale of the Mortgage Loans by the Sellers to the Purchaser, including without limitation the Purchaser’s attorneys’ fees, shall be paid by the Purchaser.

SECTION 8.

NOTICES.

All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(a)

if to the Purchaser:

Third Street Funding LLC
601 N.W. Second Street
Evansville, Indiana 47708
Attn: Treasurer

(b)

if to MorEquity, Inc.:

MorEquity, Inc.
7116 Eaglecrest Boulevard
Evansville, Indiana  47715
Attention:

Treasurer

(c)

if to American General Financial Services of Arkansas, Inc.:

American General Financial Services of Arkansas, Inc.
601 N.W. Second Street

Evansville, Indiana 47708
Attn: Treasurer

(d)

if to American General Home Equity, Inc.:

American General Home Equity, Inc.
601 N.W. Second Street
Evansville, Indiana 47708
Attn: Treasurer

(e)

if to American General Finance Corporation:

American General Finance Corporation
601 N.W. Second Street
Evansville, Indiana 47708
Attn: Treasurer

or such other address as may hereafter be furnished to the other party by like notice.  Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

SECTION 9.

SEVERABILITY CLAUSE.

Any part, provision, representation or warranty of this Agreement which is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

SECTION 10.

NO PARTNERSHIP.

Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto.

SECTION 11.

COUNTERPARTS.

This Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

SECTION 12.

GOVERNING LAW.

EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

SECTION 13.

INTENTION OF THE PARTIES.

It is the intention of the parties that the Purchaser is purchasing, and the Sellers are selling, the Mortgage Loans and not a debt instrument of the Sellers or another security.  Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Sellers, and a purchase by the Purchaser, of the Mortgage Loans.  The Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Files to determine the characteristics of the Mortgage Loans which shall affect the federal income tax consequences of owning the Mortgage Loans and each Seller shall cooperate with all reasonable requests made by the Purchaser in the course of such review.

The parties hereto intend that the transfer by each Seller to the Purchaser of the Mortgage Loans pursuant to this Agreement shall be, and be construed as, a sale of the Mortgage Loans by such Seller to the Purchaser. It is not intended that such transfer be deemed to be the grant of a security interest in the Mortgage Loans by any Seller to the Purchaser to secure a debt or other obligation of any Seller. However, in the event that the Mortgage Loans are held to be property of any Seller, or if for any reason this Agreement is held or deemed to create a security interest in the Mortgage Loans, then (a) this Agreement shall constitute a security agreement; and (b) the transfers provided for in this Agreement shall be deemed to be a grant by each Seller to the Purchaser of, and each Seller hereby grants to the Purchaser, to secure all of such Seller’s obligations hereunder, a security interest in all of such Seller’s right, title, and interest, whether now owned or hereafter acquired, in, to, and under the Mortgage Loans and all proceeds thereof

SECTION 14.

WAIVERS.

No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

SECTION 15.

EXHIBITS.

The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

SECTION 16.

GENERAL INTERPRETIVE PRINCIPLES.

For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with accounting principles generally accepted in the United States;

(c)

references herein to “Articles,” “Sections,” “Paragraphs” and other subdivisions without reference to a document are to designated Articles, Sections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Section without further reference to a Section is a reference to such Section as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration.

SECTION 17.

REPRODUCTION OF DOCUMENTS.

This Agreement and all documents relating thereto, including, without limitation (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties hereto agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party hereto in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 18.

AMENDMENT.

This Agreement may be amended from time to time by the Purchaser and the Sellers by written agreement signed by the parties hereto.

SECTION 19.

CONFIDENTIALITY.

Each of the Purchaser, the Guarantor and the Sellers shall employ proper procedures and standards designed to maintain the confidential nature of the terms of this Agreement, except to the extent (a) the disclosure of which is reasonably believed by such party to be required in connection with regulatory requirements or other legal requirements relating to its affairs; (b) disclosed to any one or more of such party’s employees, officers, directors, agents, attorneys or accountants who would have access to the contents of this Agreement and such data and information in the normal course of the performance of such Person’s duties for such party, to the extent such party has procedures in effect to inform such Person of the confidential nature thereof; (c)  disclosed in an offering memorandum relating to a securitization of the Mortgage Loans by the Purchaser or to any or other Person in connection with the resale or proposed resale of all or a portion of the Mortgage Loans by such party in accordance with the terms of this Agreement; and (d) that is reasonably believed by such party to be necessary for the enforcement of such party’s rights under this Agreement.

SECTION 20.

ENTIRE AGREEMENT.

This Agreement constitutes the entire agreement and understanding relating to the subject matter hereof between the parties hereto and any prior oral or written agreements between them shall be deemed to have merged herewith.

SECTION 21.

FURTHER AGREEMENTS.

Each of the Sellers, the Guarantor and the Purchaser agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

SECTION 22.

TRUSTEE ASSIGNEE.

Each Seller and the Guarantor acknowledge the assignment of the Purchaser’s rights hereunder to the Trustee on behalf of the Trust and that the representations, warranties and agreements made by the Sellers and the Guarantor in this Agreement may be enforced by the Trustee, on behalf of the Trust, against the Sellers and the Guarantor.

SECTION 23.

NO PROCEEDINGS.

Notwithstanding any prior termination of this Agreement, no Seller shall, prior to the date which is one year and one day after the termination of the Pooling and Servicing Agreement, acquiesce, petition or otherwise invoke or cause any Person to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of their respective property, or ordering the winding up or liquidation of the affairs of the Purchaser.

IN WITNESS WHEREOF, the Purchaser, the Guarantor and the Sellers have caused their names to be signed hereto by their respective officers thereunto duly authorized on the date first above written.

THIRD STREET FUNDING LLC,
as Purchaser

By:

/s/ Kevin J. Small

Name:  Kevin J. Small
Title:    President

MOREQUITY, INC.,
as a Seller

By:

/s/ Kevin J. Small

Name:  Kevin J. Small
Title:    President

AMERICAN GENERAL FINANCIAL SERVICES OF ARKANSAS, INC.,
as a Seller

By:

/s/ Kevin J. Small

Name:  Kevin J. Small
Title:    Senior Vice President

AMERICAN GENERAL HOME EQUITY, INC.,
as a Seller

By:

/s/ Kevin J. Small

Name:  Kevin J. Small
Title:    Senior Vice President

Solely for purposes of Section 6.03 of this Agreement:

AMERICAN GENERAL FINANCE CORPORATION,
as Guarantor

By:

/s/ Frederick J. Sujat

Name:  Frederick J. Sujat
Title:    Secretary